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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of February 19, 2002, by and among Quality Stores, Inc., a Delaware corporation ("SELLER"), and Alamo Group (IA) Inc., a Nevada corporation ("BUYER").

     WHEREAS, on November 1, 2001, Seller filed a voluntary petition (the "PETITION") pursuant to Title 11 of the United States Code, 11 U.S.C.ss.101 et seq., as amended (the "BANKRUPTCY CODE"), in the United States Bankruptcy Court for the Western District of Michigan (the "BANKRUPTCY COURT");

     WHEREAS, Seller engages in the sale of products under the trade name Valu-Bilt Tractor Parts ("VALU-BILT"); and

     WHEREAS, Seller owns the Purchased Assets (as hereinafter defined), and Buyer desires to become the owner of the Purchased Assets and Seller desires to transfer the Purchased Assets to Buyer, on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound, Seller and Buyer hereby agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

     1.1. DEFINITIONS. The following terms used in this Agreement shall have the meanings set forth below:

          (a)  "ACCOUNTS RECEIVABLE" shall have the meaning set forth in
Section 2.2.

          (b) "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct common control with such Person; PROVIDED, that in no event shall Buyer (or any Affiliate of Buyer) be deemed to be an Affiliate of Seller. For purposes of this definition, "CONTROL" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

          (c) "AGREEMENT" shall have the meaning ascribed to it in the preamble herein.

          (d) "ASSIGNMENT AND ASSUMPTION OF VALU-BILT AGREEMENTS" shall have the meaning ascribed to such term in Section 3.2.

          (e) "ASSUMED OBLIGATIONS" shall have the meaning ascribed to such term in Section 2.3.

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          (f)  "AUCTION" shall have the meaning ascribed to it in the Auction
Order.

          (g) "AUCTION ORDER" shall mean the order of the Bankruptcy Court pursuant to Title 11 of the United States Code approving the bid procedures for the sale and purchase of the Purchased Assets and the payment of the Breakup Fee (as hereinafter defined) pursuant to Sections 363 and 365 of the Bankruptcy Code.

          (h) "BANKRUPTCY CODE" shall have the meaning ascribed to it in the Recitals herein.

          (i) "BANKRUPTCY COURT" shall have the meaning ascribed to it in the Recitals herein.

          (j) "BENEFIT PLAN" shall mean each compensation, stock option, employment, severance, insurance, pension or retirement plan, program or agreement that is sponsored, maintained or contributed to by Seller for the benefit of any employee or former employee of Seller employed in connection with the Valu-Bilt Business.

          (k)  "BILL OF SALE" shall have the meaning set forth in Section 3.2.

          (l)  "BREAKUP EVENT" shall have the meaning set forth in Section 6.8.

          (m)  "BREAKUP FEE" shall have the meaning set forth in Section 6.8.

          (n) "BUSINESS DAY" shall mean any day other than Saturday, Sunday or a day banks are authorized or required to be closed in New York, New York.

          (o) "BUYER" shall have the meaning ascribed to it in the preamble herein.

          (p) "CLAIMS" shall mean any action, cause of action, demand, claim, proceeding or investigation.

          (q)  "CLOSING" shall have the meaning set forth in Section 3.1.

          (r)  "CLOSING DATE" shall have the meaning set forth in Section 3.1.

          (s) "ELEVENTH DAY" shall mean the later of (i) the eleventh calendar day following the entry of the Sale Order, provided that if such eleventh calendar day is not a Business Day then the first Business Day following such eleventh calendar day or (ii) the date the Sale Order shall have become Non-Appealable.

          (t) "EMPLOYED VALU-BILT EMPLOYEES" shall have the meaning set forth in Section 6.5.

          (u) "EQUIPMENT" shall mean all of the furniture, fixtures, machinery and equipment owned by Seller that is used primarily with the Valu-Bilt Business, including, to the extent transferable, all warranties issued by third parties for such furniture, fixtures, machinery and equipment.

          (v)  "EXCLUDED ASSETS" shall have the meaning set forth in
Section 2.2.

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          (w)  "EXCLUDED OBLIGATIONS" shall have the meaning set forth in
Section 2.5.

          (x)  "GOOD FAITH DEPOSIT" shall have the meaning set forth in
Section 2.11.

          (y)  "GOOD FAITH ESCROW" shall have the meaning set forth in
Section 2.11.

          (z)  "GOOD FAITH ESCROW AGENT" shall have the meaning set forth in
Section 2.11.

          (aa) "GOOD FAITH ESCROW AGREEMENT" shall have the meaning set forth in
Section 2.11.

          (bb) "GOVERNMENTAL ENTITY" shall mean any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

          (cc) "INTELLECTUAL PROPERTY" shall have the meaning set forth on EXHIBIT A attached hereto.

          (dd) "INVENTORY" shall mean all of the inventory of Seller that relates to the Valu-Bilt Business, including, to the extent transferable, all warranties issued by third parties for such inventory.

          (ee) "INVENTORY ADJUSTMENT" shall have the meaning set forth in
Section 2.8.

          (ff) "INVENTORY ESCROW" shall have the meaning set forth in
Section 2.7.

          (gg) "INVENTORY ESCROW AGENT" shall have the meaning set forth in
Section 2.7.

          (hh) "INVENTORY ESCROW AGREEMENT" shall have the meaning set forth in
Section 2.7.

          (ii) "INVENTORY ESCROW AMOUNT" shall have the meaning set forth in
Section 2.7.

          (jj) "LEASE ADJUSTMENT" shall have the meaning set forth in
Section 2.10.

          (kk) "LEGAL PROCEEDING" shall mean any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

          (ll) "LETTER OF CREDIT" shall have the meaning set forth in
Section 2.4.

          (mm) "LIABILITIES" shall mean, as to any Person, all debts, adverse claims, liabilities, commitments, responsibilities, right to any equitable remedies, and obligations of any kind or nature whatsoever, including warranty obligations, direct, indirect, absolute or contingent, of such Person, whether accrued, vested or otherwise, whether known or unknown, whether incurred in the past, present or future and whether or not actually reflected, or required to be reflected, in such Person's balance sheets or other books and records.

          (nn) "LIEN" shall mean any lien, claim, pledge, option, charge, hypothecation, easement, security interest, right-of-way, encroachment, mortgage, deed of trust or other encumbrance.

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          (oo) "MATERIAL ADVERSE EFFECT" shall mean any change or event (or series of related changes or events) which, when taken individually or together, could have a material adverse effect on the Purchased Assets taken as the whole.

          (pp) "NON-APPEALABLE" shall mean, with respect to any order or judgment of the Bankruptcy Court or any other court, an order or judgment as entered on the docket that has not been reversed, stayed, modified or amended and, as to which the time to appeal, petition for certiorari, or seek reargument or rehearing has expired and no timely appeal, petition for certiorari, or request for reargument or rehearing is pending or as to which any right to appeal, reargue, petition for certiorari, or seek rehearing has been waived in writing in a manner reasonably satisfactory to Buyer or, if an appeal, reargument, petition for certiorari, or rehearing thereof has been denied, the time to take any further appeal or to seek certiorari or further reargument or rehearing has expired.

          (qq) "OBSOLETE INVENTORY" shall mean all items of Inventory that, on a stock keeping unit basis, have not been sold to a Person (other than Buyer pursuant to this Agreement) in the two (2) fiscal years prior to the Closing Date or used as a component in a rebuilt item that has not been sold to a Person (other than Buyer pursuant to this Agreement) in the two (2) fiscal years prior to the Closing Date. Any items of Inventory not previously carried by Seller that are assigned a new stock keeping unit number, on a stock keeping unit basis, that have been added to Inventory in the three (3) months prior to the Closing Date shall not be marked as Obsolete Inventory.

          (rr) "PARTY" shall mean any party to this Agreement.

          (ss) "PERMITTED ENCUMBRANCES" shall mean Liens for Taxes that are not yet due and payable.

          (tt) "PERSON" shall mean any individual, corporation, partnership, limited liability company, unincorporated organization or entity (including without limitation any Governmental Entity).

          (uu) "PETITION" shall have the meaning set forth in the Recitals.

          (vv) "PURCHASED ASSETS" shall mean those assets described on EXHIBIT A attached hereto.

          (ww) "PURCHASE PRICE" shall have the meaning ascribed to it in Section
2.7 and as adjusted pursuant to Sections 2.8 and 2.10.

          (xx) "SALE ORDER" shall mean the order of the Bankruptcy Court pursuant to the Bankruptcy Code approving the sale and transfer of the Purchased Assets pursuant to Sections 363 and 365 of the Bankruptcy Code.

          (yy) "SALES-IN-TRANSIT" shall mean all receivables (including, without limitation, cash, cash equivalents, undeposited and uncollected checks or any instruments for the payment of money) which relate to any sales by Seller on or prior to the Closing Date.

          (zz) "SECURED PARTIES" shall have the meaning set forth in the Second Amended and Restated Credit Agreement dated May 7, 1999 by and among Seller and certain other parties (as amended from time to time).

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          (aaa) "SELLER" shall have the meaning ascribed to it in the preamble herein.

          (bbb) "SUBLEASE AGREEMENT" shall have the meaning set forth in
Section 2.4.

          (ccc) "SUBLEASE OBLIGATIONS" shall have the meaning set forth in
Section 2.4.

          (ddd) "SUPERIOR PROPOSAL" shall mean a bona fide offer by any Person (excluding Buyer): (i) to acquire a major portion of the Purchased Assets and
(ii) at a price which is determined to be feasible by Seller.

          (eee) "TAX" or "TAXES" shall mean any federal, state, county, local, foreign and other income, profits, gains, net worth, sales or use, AD VALOREM, gross receipts, business and occupation, license, estimated, stamp, custom duties, occupation, property (real or personal), franchise, capital stock, license, excise, value added, payroll, employees, income withholding, social security, unemployment or any other tax, any penalty, addition to tax and interest on the foregoing, and any transfer taxes.

          (fff) "VALU-BILT AGREEMENTS" shall mean those agreements identified on EXHIBIT B attached hereto, including, to the extent transferable, any prepayments made by Seller with respect to any of the Valu-Bilt Agreements.

          (ggg) "VALU-BILT BUSINESS" shall mean the business conducted from the Valu-Bilt Premises including the sale of various products through a catalog distribution system under the trade name of Valu-Bilt Tractor Parts.

          (hhh) "VALU-BILT EMPLOYEES" shall have the meaning set forth in
Section 6.5.

          (iii) "VALU-BILT LEASE" shall mean the lease agreement dated as of November 23, 1987 by and between 3815 Delaware Ltd. and Seller (as may be amended from time to time).

          (jjj) "VALU-BILT PREMISES" shall have the meaning set forth in
Section 2.4.

          (kkk) "WARN ACT" shall mean the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any successor or similar state or local Law, and the rules and regulations thereunder and under any successor or similar state or local law.

                                   ARTICLE II
                           SALE AND PURCHASE OF ASSETS

     2.1. PURCHASED ASSETS. Subject to the terms and conditions set forth in this Agreement, at the Closing, Seller shall sell, transfer and assign to Buyer and Buyer shall buy, accept and assume from Seller the Purchased Assets. The Purchased Assets shall be transferred to Buyer free and clear of all Liabilities and Liens, except for (i) Assumed Obligations, (ii) Permitted Encumbrances and
(iii) Liens created by Buyer.

     2.2. EXCLUDED ASSETS. The Purchased Assets shall not include any of Seller's right, title or interest in or to the following assets and properties of Seller (collectively, the "EXCLUDED ASSETS"):

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          (a) any cash, cash equivalents, marketable securities, money orders, promissory notes, undeposited and uncollected checks, undeposited food stamps, bank accounts, certificates of deposit, Treasury bills or any instruments for the payment of money;

          (b) any assets of any Benefit Plan and any rights under any Benefit Plan or any agreement relating to employee benefits, employment or compensation of Seller or its employees;

          (c) all Claims that Seller may have against any Governmental Entity for refund or credit of any type with respect to Taxes accrued with respect to periods ending on or prior to the Closing Date (including, without limitation, any sales tax refund);

          (d) all accounts receivables, including, but not limited to, refunds of insurance premiums (the "ACCOUNTS RECEIVABLE");

          (e) all Sales-in-Transit;

          (f) except as otherwise provided in this Agreement, any of Seller's right, title or interest in or to any of Seller's packaging designs or trade dresses, any derivatives or combinations thereof, any patents, patent registrations, patent applications, trademarks, trademark registrations, trademark applications, tradenames, copyrights, copyright applications, copyright registrations, or any franchises, licenses, processes, formulae, inventions or royalties related to any of Seller's private label brands, including, without limitation, the name or logos or any component, not used primarily with the Valu-Bilt Business;

          (g) except as otherwise provided in this Agreement, any of Seller's books, records, files or papers, whether in hard copy or computer format, including, without limitation, management information systems or software, engineering information, sales and promotion literature, manuals and data, sales and purchase correspondence, personnel and employment records, customer lists, vendor lists, catalogs, research material, technical information, trade secrets, technology, know how, specifications, designs, drawings, processes and quality control data, if any, or any other intangible property and applications for the same;

          (h) except as otherwise provided in this Agreement, any signs or personal property which contain the name (or trade derivative thereof) or logo of Seller or its Affiliates, including all uniforms supplied to Seller's employees, not used primarily with the Valu-Bilt Business;

          (i) except as otherwise provided in this Agreement, trademarks, trade names, and similar intangibles including any right to use or interest in the name of Seller, or any other subsidiary, Affiliate or division of Seller, or any similar name or intangible registered or licensed to any of the foregoing, or any tradenames used by Seller;

          (j) Seller's corporate seal, minute books, stock record books, corporate charter documents, qualifications to conduct business as foreign corporations, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers and blank stock certificates;

          (k) any letters of credit issued to Seller;

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          (l) any rights of Seller to recovery of money or property as preferences, fraudulent conveyances or the like under the provisions of Sections 544, 547, 548, 549 and 550 of the Bankruptcy Code; and

          (m) any other of Seller's assets not related to the Valu-Bilt
Business.

     2.3. ASSUMED OBLIGATIONS. Buyer shall assume only the following: (i) those Liabilities related to the Purchased Assets arising on or after the Closing Date, (ii) those Liabilities related to each of the Valu-Bilt Agreements arising on or after the Closing Date and (iii) the Sublease Obligations (collectively, the "ASSUMED OBLIGATIONS"). The Assumed Obligations are the only Liabilities of Seller to be assumed by Buyer in connection with the transactions contemplated by this Agreement. Under no circumstance shall this Agreement be construed as obligating Buyer to assume, perform, discharge, satisfy, or otherwise take responsibility for the performance of the Excluded Obligations or the Excluded Assets.

     2.4. SUBLEASE OBLIGATIONS.

          (a) Buyer shall be entitled to occupy a portion of the premises described in the Valu-Bilt Lease (the "VALU-BILT PREMISES") pursuant to the terms and conditions of the sublease agreement entered into between Buyer and Seller, which sublease agreement shall be substantially in the form attached to this Agreement as EXHIBIT C (the "SUBLEASE AGREEMENT"). The term of the Sublease Agreement shall be for the period commencing on the Closing Date and terminating on the date Seller must assume or reject the Valu-Bilt Lease, but in no event shall the term of the Sublease Agreement extend beyond the six (6) month anniversary of the Eleventh Day. During the term of the Sublease Agreement, Buyer shall pay to Seller $20,000 per month (the "SUBLEASE OBLIGATIONS").

          (b) With respect to the Sublease Obligations, at Closing, (i) Buyer shall pay to Seller $20,000 by wire transfer of immediately available funds and
(ii) Bank of America shall issue a letter of credit in an amount equal to the sum of $20,000 multiplied by the number of months (or portion thereof) from the Eleventh Day that the Bankruptcy Court extends the time to reject or assume the Valu-Bilt Lease pursuant to Section 365(d)(4) of the Bankruptcy Code, but in no event shall the letter of credit exceed an amount equal to $100,000, that names Seller as the beneficiary, which letter of credit shall be substantially in the form attached to this Agreement as EXHIBIT D (the "LETTER OF CREDIT").

     2.5. EXCLUDED OBLIGATIONS. Buyer shall not assume, and shall be deemed not to have assumed, any Liabilities of Seller except for the Assumed Obligations, and Seller shall be solely and exclusively liable with respect to all Liabilities of Seller other than the Assumed Obligations (collectively, the "EXCLUDED OBLIGATIONS").

     2.6. CONDITION OF THE PURCHASED ASSETS. Except as expressly set forth in this Agreement to the contrary, Buyer acknowledges and agrees that Buyer is purchasing the Purchased Assets "as is," "where-is," and "with all faults," without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever, from, or on behalf of, Seller. Without limiting the generality of the foregoing, Buyer acknowledges and agrees that Seller hereby expressly disclaim any and all implied warranties concerning the condition of the Purchased Assets including, but not limited to, the implied warranties of merchantability and fitness for a particular purpose.

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     2.7. PURCHASE PRICE. In consideration for the sale of the Purchased Assets and the assumption and assignment of the Valu-Bilt Agreements by Seller, Buyer shall assume the Assumed Obligations and pay to Seller an aggregate amount equal to $7,500,000 (the "PURCHASE PRICE"). At Closing, (i) $6,000,000 (less the Good Faith Deposit (plus any interest and income accrued thereon) and less any Lease Adjustment pursuant to Section 2.10) of the Purchase Price described above shall be delivered to Seller by wire transfer of immediately available funds and (ii) $1,500,000 (the "INVENTORY ESCROW AMOUNT") of the Purchase Price described above shall be deposited by wire transfer of immediately available funds into an escrow account (the "INVENTORY ESCROW") and shall be subject to the terms and conditions set forth in an escrow agreement entered into by and among Seller, Buyer and escrow agent (the "INVENTORY ESCROW AGENT"), which escrow agreement shall be substantially in the form attached to this Agreement as EXHIBIT E (the "INVENTORY ESCROW AGREEMENT").

     2.8. INVENTORY ADJUSTMENT TO PURCHASE PRICE. The Purchase Price shall be adjusted as follows, effective as of the Closing Date:

          (a) The Purchase Price shall be reduced on a dollar for dollar basis to the extent that the value of Inventory as of the Closing Date is less than $6,406,783 (the "INVENTORY ADJUSTMENT"), and such Inventory valuation shall be calculated in accordance with Section 2.9 below.

          (b) After the determination of the Inventory Adjustment (if any) to the Purchase Price as set forth in Section 2.8(a) above, Seller and Buyer shall provide written notice within five (5) Business Days to Inventory Escrow Agent of any such Inventory Adjustment to the Purchase Price or the lack of any Inventory Adjustment to Purchase Price. The Inventory Escrow shall be distributed to the appropriate Person(s) in accordance with the terms and conditions of the Inventory Escrow Agreement.

          (c) With respect to any Inventory Adjustment to the Purchase Price, the Inventory Escrow shall be the sole and exclusive remedy of Buyer.

          (d) The Inventory Adjustment to the Purchase Price shall be subject to the mutual agreement of Buyer and Seller, which agreement shall not be unreasonably withheld and both Buyer and Seller agree to act in good faith.

     2.9. INVENTORY.

          (a) For purposes of determining the Inventory Adjustment to the Purchase Price as set forth in Section 2.8 above, a physical count of the Inventory shall be conducted. The physical count of the Inventory shall begin at a time to be mutually agreed upon by Seller and Buyer in good faith to allow for the timely completion within fifteen (15) calendar days of the Closing Date. The physical count of Inventory shall be conducted by Seller and/or Seller's representatives. Buyer may have representatives present during the physical count of the Inventory. Buyer and Seller each agree to be cooperative, fair and reasonable and to act in good faith in connection with the count and valuation of the Inventory. The physical count and valuation of the Inventory determined as of the Closing Date shall be the amount of Inventory used to determine the Inventory Adjustment to the Purchase Price as set forth in Section 2.8 above.

          (b) The physical count of the Inventory shall include only items of Inventory that are physically present on the Valu-Bilt Premises at the time the count is taken. Items of Inventory

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that are to be returned to the Valu-Bilt Premises, but are not present at the time the count is taken shall not be included in the physical count and valuation of the Inventory. New Inventory shall be valued at perpetual cost, without regard to margins or handling expenses. Rebuilt Inventory shall be valued as follows: (i) the standard costs for any cores included, plus (ii) the direct costs previously expended in rebuilding the Inventory. Indirect expenses, such as overhead expenses, shall not be included in the valuation of rebuilt Inventory. Any item of Inventory which is materially broken or materially damaged shall be valued at zero and segregated. Any item of Inventory marked as Obsolete Inventory shall be valued at zero and segregated, provided that an amount equal to ten percent (10%) of the perpetual cost of all of the items of Inventory marked as Obsolete Inventory shall be added to the total valuation of the Inventory. Used Inventory shall be valued at the standard cost; provided, however, that the entire value of the used Inventory as valued at standard cost shall be discounted by fifty percent (50%). Any items of Inventory that Seller has sold to a Person(s) (excluding Buyer pursuant to this Agreement) prior to the Closing Date shall not be included in the physical count and valuation of the Inventory.

          (c) Purchased Assets shall include any Inventory that is valued at zero.

     2.10. LEASE ADJUSTMENT TO PURCHASE PRICE. The Purchase Price shall be subject to adjustment on the Closing Date, as follows:

          (a) The Purchase Price shall be reduced in accordance with
Section 2.10(b) below (the "LEASE ADJUSTMENT") to the extent that the Bankruptcy Court has not approved an order pursuant to Section 365(d)(4) of the Bankruptcy Code to extend the time to assume or reject the Valu-Bilt Lease to the six (6) month anniversary of the Eleventh Day.

          (b) If the Bankruptcy Court has not approved an order pursuant to
Section 365(d)(4) of the Bankruptcy Code to extend the time to assume or reject the Valu-Bilt Lease to the six (6) month anniversary of the Eleventh Day, the Lease Adjustment shall equal $500,000 if Seller must assume or reject the Valu-Bilt Lease before the six (6) month anniversary of the Eleventh Day.

     2.11. GOOD FAITH DEPOSIT. At the execution of this Agreement, Buyer shall deposit $750,000 (the "GOOD FAITH DEPOSIT") by a wire transfer of immediately available funds into an escrow account (the "GOOD FAITH ESCROW"), which shall be subject to the terms and conditions set forth in an escrow agreement entered into by and among Seller, Buyer and escrow agent (the "GOOD FAITH ESCROW AGENT"), which escrow agreement shall be substantially in the form attached to this Agreement as EXHIBIT F (the "GOOD FAITH ESCROW Agreement"). The Good Faith Deposit shall be applied toward the Purchase Price at Closing. Unless otherwise agreed to by Seller and Buyer and approved by the Bankruptcy Court, if this Agreement is terminated pursuant to Article VIII, the Good Faith Deposit (plus any interest and income accrued thereon) shall be returned to Buyer within one week of such termination pursuant to the terms and conditions of the Good Faith Escrow Agreement.

                                   ARTICLE III
                                     CLOSING

     3.1. CLOSING. The consummation of the transactions contemplated by this Agreement (the "CLOSING") shall occur at 10:00 a.m. at the offices of Kirkland & Ellis, 153 E. 53rd Street, New York, New York on the earlier of (i) the Eleventh Day or (ii) such other time and date as shall be mutually

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agreed upon by Buyer and Seller (the date of the Closing being herein referred to as the "CLOSING DATE").

     3.2. SELLER'S OBLIGATIONS AT THE CLOSING. At the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

          (a) the actual physical possession of the Purchased Assets and the Valu-Bilt Premises;

          (b) a duly executed counterpart of the Bill of Sale for the Purchased Assets, in substantially the form of EXHIBIT G attached hereto (the "BILL OF SALE");

          (c) a duly executed counterpart of the Assignment and Assumption of Valu-Bilt Agreements, in substantially the form of EXHIBIT H attached hereto (the "ASSIGNMENT AND ASSUMPTION OF VALU-BILT AGREEMENTS");

          (d) a duly executed counterpart of the Good Faith Escrow Agreement;

          (e) a duly executed counterpart of the Inventory Escrow Agreement;

          (f) a duly executed counterpart of the Sublease Agreement;

          (g) a copy of the duly executed Sale Order; and

          (h) such other documents as may be reasonably requested by Buyer.

     3.3. BUYER'S OBLIGATIONS AT THE CLOSING. At the Closing, Buyer shall deliver or cause to be delivered to Seller (or Inventory Escrow Agent, if applicable) the following:

          (a) a wire transfer of the Purchase Price (less the Good Faith Deposit (plus any interest and income accrued thereon) and less any Lease Adjustment) to Seller;

          (b) a wire transfer of $20,000 to Seller;

          (c) a wire transfer of the Inventory Escrow Amount to Inventory Escrow Agent;

          (d) a duly executed counterpart of the Assignment and Assumption of Valu-Bilt Agreements;

          (e) a duly executed counterpart of the Good Faith Escrow Agreement;

          (f) a duly executed counterpart of the Inventory Escrow Agreement;

          (g) a fully executed Letter of Credit;

          (h) a duly executed counterpart of the Sublease Agreement; and

          (i) such other documents as may be reasonably requested by Seller.

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                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

Except for exceptions set forth on the disclosure schedule provided by Seller to Buyer with this Agreement, which disclosure schedule shall specifically identify the representation and warranty to which the exception relates, Seller represents, warrants and covenants that:

     4.1. CORPORATE AUTHORITY, OPERATIONS, DELIVERIES.

          (a) Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Subject to the entry of the Sale Order, Seller has full and requisite corporate power and authority to execute and deliver this Agreement, the Bill of Sale, the Assignment and Assumption of Valu-Bilt Agreements, the Good Faith Escrow Agreement, the Inventory Escrow Agreement and the Sublease Agreement and to perform its obligations hereunder and thereunder.

          (c) Subject to the entry of the Sale Order, this Agreement has been duly and validly executed and delivered by Seller and constitutes, and each of the other agreements to be executed and delivered by Seller pursuant hereto upon their execution and delivery will constitute, a valid and legally binding obligation of Seller, enforceable against Seller in accordance with their respective terms.

     4.2  PURCHASED ASSETS.

          (a) Subject to the entry of the Sale Order, Seller has good and marketable title to all of the Purchased Assets, free and clear of all Liens, except Permitted Encumbrances and Liens (to be removed, by the order of the Bankruptcy Court or otherwise, on or prior to the Closing Date).

          (b) Subject to the entry of the Sale Order, there are no claims, litigation, proceedings or disputes pending related to any of the Purchased Assets.

          (c) All of the Inventory and Equipment is located at the Valu-Bilt Premises.

          (d) There are no consignment agreements with respect to any of the Inventory.

     4.3 SUPPLIER AGREEMENTS. There are no supplier agreements or purchase orders with respect to any of the Inventory that requires delivery beyond sixty
(60) days of the date of such agreement or purchase order.

     4.4 VALU-BILT EMPLOYEES. The Valu-Bilt Employees are not party to any collective bargaining agreement.

     4.5  SURVIVAL. Seller's representations and warranties set forth in this
Article IV shall not survive the Closing Date.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents, warrants and covenants that:

     5.1. CORPORATE AUTHORITY, OPERATIONS, DELIVERIES.

          (a) Buyer is a Nevada corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada.

          (b) It has full and requisite corporate power and authority to execute and deliver this Agreement, the Assignment and Assumption of any Valu-Bilt Agreements, the Good Faith Escrow Agreement, the Inventory Escrow Agreement and the Sublease Agreement and to perform its obligations hereunder and thereunder.

          (c) This Agreement has been duly and validly executed and delivered by Buyer and constitutes, and the Assignment and Assumption of Valu-Bilt Agreements, the Good Faith Escrow Agreement, the Inventory Escrow Agreement and the Sublease Agreement to be executed and delivered by Buyer at the Closing will constitute, a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms.

          (d) Neither the execution and delivery by Buyer of this Agreement, nor the execution and delivery by Buyer of the Assignment and Assumption of Valu-Bilt Agreements, the Good Faith Escrow Agreement, the Inventory Escrow Agreement and the Sublease Agreement at the Closing, nor the compliance by Buyer with any of the provisions hereof or thereof, will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws, or any other corporate organizational document of Buyer, (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Buyer is a party or by which Buyer or its properties or assets are bound or (iii) violate any statute, rule, regulation, order or decree of any governmental body or authority by which Buyer is bound, except, in the case of clauses (ii) and (iii), for such violations, breaches or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

          (e) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Entity is required on the part of Buyer in connection with the execution and delivery of this Agreement or the execution and delivery by Buyer of the Assignment and Assumption of Valu-Bilt Agreements, the Good Faith Escrow Agreement, the Inventory Escrow Agreement and the Sublease Agreement at the Closing, or the compliance by Buyer with any of the provisions hereof or thereof, including, without limitation, any consents required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          (f) There are no Legal Proceedings pending or, to the best knowledge of Buyer, threatened that are reasonably likely to prohibit or restrain the ability of Buyer to enter into this Agreement or consummate the transactions contemplated hereby.

          (g) Buyer has immediately available funds sufficient to consummate the transactions contemplated by this Agreement.

     5.2. SURVIVAL. Buyer's representations and warranties set forth in this
Article V shall not survive the Closing Date.

                                   ARTICLE VI
                                    COVENANTS

     6.1. VALU-BILT AGREEMENTS. From and after the date of this Agreement through the Closing Date, Seller shall comply with all of its obligations under each of the Valu-Bilt Agreements.

     6.2. SUBMISSION FOR COURT APPROVAL . As promptly as practicable after the date hereof, Seller shall submit to the Bankruptcy Court a motion(s) seeking
(i) the Auction Order, (ii) the Sale Order authorizing (y) the sale of the Purchased Assets to Buyer pursuant to the terms and conditions of this Agreement and (z) Seller entering into the Sublease Agreement and (iii) an order of the Bankruptcy Court pursuant to Section 365(d)(4) of the Bankruptcy Code to extend the time to assume or reject the Valu-Bilt Lease to the six (6) month anniversary of the Eleventh Day.

     6.3. SUPERIOR PROPOSALS. Seller shall notify Buyer as soon as practicable if any Superior Proposals are received by Seller and shall deliver to Buyer a copy of any written Superior Proposal. If a Superior Proposal is received by Seller, Buyer shall have the right, in its exclusive discretion, to outbid any Superior Proposal at the Auction. If Buyer elects to outbid any Superior Proposal at the Auction, Buyer shall be entitled to receive a credit of $250,000 for any bid made by Buyer at the Auction, provided that (i) Buyer's bid at the Auction is greater than $7,800,000 if the Bankruptcy Court has approved an order pursuant to Section 365(d)(4) of the Bankruptcy Code to extend the time to assume or reject the Valu-Bilt Lease to a date on or beyond the six (6) month anniversary of the Eleventh Day or (ii) Buyer's bid at the Auction is greater than $7,300,000 if the Bankruptcy Court has approved an order pursuant to
Section 365(d)(4) of the Bankruptcy Code to extend the time to assume or reject the Valu-Bilt Lease to a date prior to the six (6) month anniversary of the Eleventh Day.

     6.4. ADEQUATE ASSURANCES. Buyer covenants and agrees to cooperate with Seller in connection with furnishing information pertaining to the satisfaction of the requirement of adequate assurances of future performance as required under Section 365(f)(2)(B) of the Bankruptcy Code.

     6.5. EMPLOYEES. Buyer agrees that prior to the Closing Date Buyer shall offer employment to all of the current full-time employees of Seller employed in connection with the Valu-Bilt Business (the "VALU-BILT EMPLOYEES") so as not to trigger any WARN Act liabilities in respect of Seller (a list of the Valu-Bilt Employees is attached hereto as SCHEDULE 6.5); provided that any such offers are subject to the Closing. Buyer shall indemnify and hold harmless Seller from any such liabilities under the WARN Act. Buyer shall provide Seller at least one week prior to the Closing with (i) a written list of the Valu-Bilt Employees receiving offers of employment with Buyer and (ii) a written list of the Valu-Bilt Employees accepting offers of employment with Buyer (the "EMPLOYED VALU-BILT EMPLOYEES"). Nothing herein shall obligate Buyer to employ any of the Valu-Bilt Employees for any particular length of time following the Closing Date. After the Closing, the Employed Valu-Bilt Employees shall be entitled to receive compensation and benefits based on Buyer's current compensation and benefit structure, provided that each Employed Valu-Bilt Employee shall be entitled to receive credit for such Employed Valu-Bilt Employee's years of service with Seller for purposes of calculating certain benefits such as vacation. Buyer shall not assume any responsibility for any pension or retirement obligations or any vacation obligations of any of the Employed Valu-Bilt Employees accumulated prior to the Closing Date and any amounts vested in any pension or retirement accounts of any of the Employed Valu-Bilt Employees shall be transferred directly from Seller to the Employed Valu-Bilt Employees.

     6.6. UNCOLLECTED ACCOUNTS RECEIVABLE. Buyer acknowledges that it is not purchasing from Seller any Accounts Receivable. Buyer shall promptly remit to Seller any and all proceeds from accounts receivable existing on or prior to the Closing Date which Buyer may receive after the Closing Date. Buyer will have no right to set off or otherwise withhold or delay timely payment to Seller of any such amount for any amount owed or alleged to be owed to Buyer by Seller.

     6.7. NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in Articles IV and V above, as applicable. No disclosure by any Party pursuant to this Section 6.7, however, shall be deemed to amend or supplement the schedules to this Agreement or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     6.8. BREAKUP FEE. A Breakup Fee (as defined below) shall be payable to Buyer in the event that: (i) Seller sells all or a major portion of the Purchased Assets to a Person(s) other than Buyer; (ii) the Bankruptcy Court grants relief from the automatic stay so as to permit the Secured Parties to sell or otherwise dispose of a major portion of the Purchased Assets to a Person other than Buyer; or (iii) the Bankruptcy Court orders the dismissal of Seller's bankruptcy case or the conversion of Seller's bankruptcy case under Chapter 11 of the Bankruptcy Code to a bankruptcy case under Chapter 7 of the Bankruptcy Code (each of these events is hereinafter referred to as a "BREAKUP EVENT"). The "BREAKUP FEE" shall be an amount equal to $250,000.

     6.9. FORM OF SALE ORDER. The Sale Order shall provide that the Bankruptcy Court approves the: (i) sale of the Purchased Assets, free and clear of all liens, claims and interests under Section 363 of the Bankruptcy Code; (ii) assumption and assignment of each of the Valu-Bilt Agreements under Section 365 of the Bankruptcy Code; (iii) Seller's cure of any default in the Valu-Bilt Agreements at the Closing out of the sale proceeds; and (iv) designation of Buyer as a "good faith purchaser" within the meaning of Section 363(m) of the Bankruptcy Code.

     6.10. GRANT OF LICENSE. Effective as of the Closing, Seller hereby grants to Buyer a non-exclusive, royalty-free license for a period of six (6) months to the names "Central Tractor" and "CT", to the extent Seller has rights in such names, as follows: (i) to the extent necessary for Buyer to dispose of Inventory that is in packing bearing the name "Central Tractor" or "CT" and (ii) to allow Buyer to continue to use any Valu-Bilt catalog printed through the Closing, to the extent such catalog contains references to "Central Tractor" or "CT". Seller makes no representation or warranty concerning the names "Central Tractor" or "CT" or its rights therein. Buyer shall maintain the quality of all aspects of any Inventory or catalog bearing the names "Central Tractor" or "CT", and Buyer shall remedy any deficiencies in its use of such names upon notice from Seller.

                                   ARTICLE VII
             CONDITIONS TO BUYER'S AND SELLER'S OBLIGATIONS TO CLOSE

     7.1. CONDITIONS TO EACH PARTY'S OBLIGATIONS. Each Party's respective obligations to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) There shall not be in effect any statute, regulation, order, decree or judgment of any Governmental Entity which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement.

          (b) The Bankruptcy Court shall have approved and entered the Sale Order authorizing (i) the sale of the Purchased Assets to Buyer pursuant to the terms and conditions of this Agreement, which shall have authorized Seller to convey to Buyer all its right, title and interest in and to the Purchased Assets free and clear of all liens, (ii) the assumption and the assignment of the Valu-Bilt Agreements as contemplated hereby and (iii) Seller entering into the Sublease Agreement, and such Sale Order shall have become Non-Appealable.

          (c) The Good Faith Escrow Agent shall have executed and delivered a counterpart of the Good Faith Escrow Agreement to Seller and Buyer.

          (d) The Inventory Escrow Agent shall have executed and delivered a counterpart of the Inventory Escrow Agreement to Seller and Buyer.

          (e) All authorizations, consents and approvals by any third parties, including any governmental authority, that are necessary for the consummation of the transactions contemplated by this Agreement must have been received and must be in full force and effect.

     7.2. CONDITIONS TO OBLIGATIONS OF BUYER. Buyer's obligation to effect the transactions contemplated by this Agreement shall be further subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) The representations and warranties of Seller set forth in Article IV shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, except for breaches or inaccuracies that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b) Seller shall have performed and complied with all of its obligations under this Agreement, except for failures to perform or comply with its obligations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (c) The Bankruptcy Court shall have approved an order pursuant to
Section 365(d)(4) of the Bankruptcy Code to extend the time to assume or reject the Valu-Bilt Lease to a date on or beyond the three (3) month anniversary of the Eleventh Day and such order shall have become Non-Appealable; provided that this condition shall be deemed forever waived and Buyer shall lose its right to terminate this Agreement pursuant to Section 8.4 for failure of this condition to be satisfied, if Buyer fails to terminate this Agreement pursuant to Section
8.4 for failure of this condition to be satisfied within five (5) Business Days of the order pursuant to Section 365(d)(4) of the Bankruptcy Code to extend the time to assume or reject the Valu-Bilt Lease becomes Non-Appealable.

     7.3. CONDITIONS TO SELLER'S OBLIGATIONS. Seller's obligations to effect the transactions contemplated by this Agreement shall be further subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) The representations and warranties of Buyer set forth in Article V shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date except for breaches or inaccuracies that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b) Buyer shall have performed and complied with all of its obligations under this Agreement.

          (c) Buyer shall have delivered the Letter of Credit to Seller.

                                  ARTICLE VIII
                                   TERMINATION

     8.1. MUTUAL AGREEMENT. This Agreement may be terminated by mutual agreement of the Parties.

     8.2. BREAKUP EVENT. Upon the occurrence of a Breakup Event, this Agreement shall be automatically terminated, except that the Breakup Fee shall still be due and payable.

     8.3. DROP DEAD DATE. If the Closing has not occurred on or before April 30, 2002, Buyer or Seller shall have the right to terminate this Agreement. If this Agreement is terminated pursuant to this Section 8.3, Buyer shall be entitled to reimbursement of its reasonable out-of-pocket expenses arising in connection with the negotiation and execution of this Agreement; provided that such reimbursement amount shall not exceed $25,000; further provided, that the failure of the Closing to occur on or before April 30, 2002 and the resulting termination pursuant to this Section 8.3 is not the result of (i) the Buyer's failure to satisfy the conditions set forth in Section 7.3 above and/or (ii) Buyer's bad faith.

     8.4. BY BUYER. If any of the conditions set forth in Sections 7.1 or 7.2 above have not been satisfied as of the Closing Date and Buyer has not waived such condition(s) on or before the Closing Date, Buyer shall have the right to terminate this Agreement.

     8.5. BY SELLER. If any of the conditions set forth in Sections 7.1 or 7.3 above have not been satisfied as of the Closing Date and Seller has not waived such condition(s) on or before the Closing Date, Seller shall have the right to terminate this Agreement.

     8.6. EFFECTS OF TERMINATION. In the event of termination of this Agreement pursuant to this Article VIII, this Agreement shall forthwith become void and there shall be no liability on the part of any Party to any other Party under this Agreement. Upon termination of this Agreement pursuant to this Article VIII, the Good Faith Deposit (plus any interest and income accrued thereon) shall be returned to Buyer within one week of such termination pursuant to the terms and conditions of the Good Faith Escrow Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.1. NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or mailed by certified or express mail, or by Federal Express or similar overnight courier service, with acknowledgement of receipt, postage or fees prepaid. Notices, demands and communications to Seller and Buyer shall, unless another address is specified in writing, be sent to the addresses indicated below:

          Notice to Seller:

                 Quality Stores, Inc.
                 455 E. Ellis Road
                 Muskegon, Michigan 49441
                 Attn: Peter Fitzsimmons

                 with copy to (which shall not constitute notice to Seller):

                 Kirkland & Ellis
                 153 East 53rd Street
                 New York, New York 10022
                 Attn: Matthew Cantor
                       Lisa Anastos

          Notice to Buyer:

                 Alamo Group (IA) Inc.
                 1502 East Walnut
                 Seguin, Texas 78155
                 Attn: Ron A. Robinson

                 with copy to (which shall not constitute notice to Buyer):

                 Oppenheimer, Blend, Harrison & Tate
                 711 Navarro, 6th Floor
                 San Antonio, Texas 78205
                 Attn: Julie Perez

     9.2. FURTHER ASSURANCES. Each Party agrees to use its reasonable best efforts to cause the conditions of its obligations hereunder to be satisfied on or prior to the Closing Date. Each Party agrees to execute and deliver and provide access to any and all further agreements, documents and instruments reasonably necessary to effectuate this Agreement or the transactions referred to herein or which may reasonably be requested by the other Party to perfect or evidence its or their rights hereunder, including, but not limited, any documents which constitute, relate or refer to the files. Each Party will use its reasonable best efforts to effect an orderly transfer in control of the Purchased Assets to Buyer and to complete the transactions contemplated by this Agreement as promptly as practical. Each Party will promptly notify the other Party of any material information delivered to or obtained by such Party which would prevent the consummation of the transactions contemplated by this Agreement, or would indicate a breach of the representations and warranties or covenants of any of the Parties.

     9.3. EXPENSES. Except as otherwise provided in this Agreement, each of the Parties hereto will bear its respective expenses incurred by and in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorney's and accountant's fees.

     9.4. COUNTERPARTS. This Agreement may be executed in separate counterparts. It shall be fully executed when each Party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the Parties.

     9.5. BROKERS. Each Party warrants and represents to the other Party that it has not incurred and will not incur any liability for brokerage fees or agent's commissions in connection with this transaction, except for any payments by Seller to Peter J. Solomon Company and/or Jay Alix Services, LLC. Each Party agrees that it will hold harmless and indemnify the other Party against and in respect of any claim of brokerage or other commissions relative to this Agreement and to the transactions contemplated hereby based on any agreement or commitment made or alleged to have been made by or on behalf of the indemnifying Party.

     9.6. PUBLICITY. Each Party shall not, without the prior written consent of the other Party, make any public announcement (including, but not limited to, press releases and advertising) of the transactions contemplated by this Agreement, except as required by law. Upon the filing of this Agreement with the Bankruptcy Court, this Section 9.6 shall no longer apply.

     9.7. DESCRIPTIVE HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.8. SUCCESSORS AND ASSIGNS. Neither Party hereto shall assign or transfer any rights or obligations hereunder, except with the consent of the other Party.

     9.9. ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits and the other documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understanding, both written and oral, among Seller and Buyer, with respect to the subject matter hereof.

     9.10. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with Title 11 of the Bankruptcy Code and the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan. Seller and Buyer each hereto irrevocably and unconditionally consents to submit to the Bankruptcy Court for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in the Bankruptcy Court), waives any objection to the laying of venue of any such litigation therein, and agrees not to plead or claim that such litigation has been brought in an inconvenient forum.

     9.11. AMENDMENTS. This Agreement and any of terms herein may only be amended, changed or modified by a writing entered into between Seller and Buyer.

     9.12. EXHIBITS. All Exhibits and Schedules to this Agreement, as now existing and as modified hereafter, are incorporated in this Agreement by this reference.

     9.13. SEVERABILITY. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all such provisions are declared to be severable.

     9.14. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any of the Parties.

     9.15. WAIVER. The failure by any Party to seek redress for the breach, or to insist upon strict performance of any covenant, agreement, provision or condition of this Agreement, shall not constitute a waiver thereof, and such Party shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a breach.

     9.16. PREPARATION OF AGREEMENT. This Agreement shall not be construed for or against any Party. Each Party acknowledges that each Party contributed jointly and equally to the preparation of this Agreement.

     9.17. TIME OF THE ESSENCE. Time is of the essence with respect to this Agreement and the transactions contemplated by this Agreement.

     9.18. NO IMPEDIMENT TO LIQUIDATION. Nothing herein shall be deemed or construed so as to limit, restrict or impose any impediment to Seller's right to liquidate, dissolve and wind up its affairs and to cease all business activities and operations at such time as it may determine following the Closing.

                                    * * * * *

     IN WITNESS WHEREOF, Seller and Buyer have executed this Asset Purchase Agreement as of the date hereof.

                                SELLER:

                                QUALITY STORES, INC.

                                By:
                                     ----------------------------------------
                                     Name: Peter D. Fitzsimmons
                                     Title: Chief Executive Officer

                                BUYER:

                                ALAMO GROUP (IA) INC.

                                By:
                                     ----------------------------------------
                                     Name: Robert H. George
                                     Title: Vice President

                                  SCHEDULE 6.5

                                    EXHIBITS

            EXHIBITS                 DESCRIPTION
            --------        -------------------------------------------------
                A           Purchased Assets
               A-1          Equipment
                B           Valu-Bilt Agreements
                C           Sublease Agreement
                D           Letter of Credit
                E           Inventory Escrow Agreement
                F           Good Faith Escrow Agreement
                G           Bill of Sale for the Purchased Assets
                H           Assignment and Assumption of Valu-Bilt Agreements

                                    EXHIBIT A

                                PURCHASED ASSETS

     The Purchased Assets shall include all assets used primarily with the Valu-Bilt Business, including, without limitation, the following:

          (a) all of the Inventory;

          (b) all of the Equipment, including the equipment listed on EXHIBIT A-1 attached hereto, and including any equipment which has become affixed to the Valu-Bilt Premises such as shelving and machinery;

          (c) all intellectual property, including, without limitation, all designs, layout, trade dress and packaging, any patents, patent applications, patent disclosures, inventions upon which patent applications have not yet been filed, service marks, trade names, trademarks, trademark registrations and applications, including Registration No. 1801863 for service mark "Valu-Bilt" with design, slogans, logos (as well as any goodwill associated with any of the foregoing), Internet domain names, copyrightable works, copyright registrations and applications, computer software (including, without limitation, software licenses, source code, object code, data and databases), trade secrets, formulae, technology, designs, processes, inventions and know-how ("INTELLECTUAL PROPERTY"), presently owned by Seller and used primarily with the Valu-Bilt Business; and

          (d) to the extent assignable and transferable, all records, customer and supplier lists, payroll and personnel records, product information, product drawings, production documentation, material specifications, formulae, specifications, flowcharts, drawings, plans, reports, data, notes, correspondence, contracts, labels, catalogues, brochures, art work, photographs, advertising materials, marketing and production literature, files, and other records and documents used primarily with the Valu-Bilt Business, including, without limitation, Seller's books of account, ledgers, and other financial records, but excluding Seller's corporate records and minute books.

                                   EXHIBIT A-1

                                LIST OF EQUIPMENT

                                      A-1-1

                                    EXHIBIT B

                              VALU-BILT AGREEMENTS

         1. Agreement for Support Services with Hewlett Packard dated September 15, 2001. The term of this agreement expires on November 14, 2002. The monthly fee payable to Hewlett Packard is $1,547.00.

         2. Contract for Purchase and Services for Smith-Gardner, Inc. dated October 7, 1999. Under this agreement there (i) is a monthly service fee of $2,865 (which may be terminated by customer with 30 days prior notice) and (ii) an annual fee for third party utilities for $2,300 (invoiced annually by Ecometry Corporation).

         3. Agreement with Pitney Bowes Credit Corporation - payment due quarterly for metered mail.

                                                                    SIGNING COPY

                                                                       EXHIBIT C

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT ("SUBLEASE") is made and entered into as of _________, 2002 (the "EFFECTIVE DATE") between Quality Stores, Inc., a Delaware corporation, the successor to Central Tractor Farm & Country, Inc., a Delaware corporation ("SUBLESSOR"), and Alamo Group (IA) Inc., a Nevada corporation ("SUBLESSEE"):

     WHEREAS, on November 1, 2001, Sublessor filed a voluntary petition pursuant to Title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended (the "BANKRUPTCY CODE"), in the United States Bankruptcy Court for the Western District of Michigan (the "BANKRUPTCY COURT");

     WHEREAS, Sublessor, is lessee under that certain lease dated November 23, 1987, and executed by and between Sublessor as lessee, and 3815 Delaware, Ltd. (the "MASTER LESSOR"), as lessor (as amended from time to time, the "MASTER LEASE"); and

     WHEREAS, Sublessee desires to sublease the Leased Premises (as hereinafter defined) from Sublessor.

     NOW, THEREFORE, in consideration of the good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

                                    ARTICLE I
                                  MASTER LEASE

     1.01 SUBLEASE SUBJECT TO MASTER LEASE.

     This Sublease is subject and subordinate to the Master Lease. Copies of the Master Lease and amendments thereto are attached hereto as EXHIBIT A and made a part hereof for all purposes as if fully set forth herein.

     1.02 COMPLIANCE WITH MASTER LEASE.

     Sublessee hereby covenants and agrees to comply with all terms of the Master Lease during the Term (as hereinafter defined) of this Sublease, except as otherwise provided herein.

     1.03 REPRESENTATIONS AND WARRANTIES OF SUBLESSOR.

          (a) Sublessor has the right, power and capacity to make this Sublease, and no person, firm, corporation or entity other than Sublessor has any right, title, interest or claim as "Lessee" in or to the Master Lease.

          (b) Sublessor has delivered to Sublessee, and attached hereto as EXHIBIT A is, a true, complete and correct copy of the Master Lease, together with all supplements, addenda, amendments and modifications thereto, and except as set forth in EXHIBIT A, the Master Lease has not been amended, modified or supplemented in any way.

          (c) The person executing this Sublease on behalf of Sublessor is fully authorized to do so, and this Sublease represents a binding agreement of Sublessor, enforceable in accordance with its terms.

                                   ARTICLE II
                             DEMISE AND DESCRIPTION

     2.01 DEMISE OF LEASED PREMISES.

     Subject to and upon the terms and conditions set forth herein, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor for the term herein set forth, all of Sublessor's right, title and interest in and to the use and occupancy of a portion of the premises leased by Sublessor under the Master Lease (the "LEASED PREMISES").

     2.02 CONDITION OF THE LEASED PREMISES.

     Sublessee is subleasing the Leased Premises in its current "AS-IS" condition.

                                   ARTICLE III
                 TERM; SURRENDER OF POSSESSION; OPTION TO EXTEND

     3.01 TERM.

     The term of this Sublease (the "TERM") shall be for the period commencing on _______, 2002 (the "COMMENCEMENT DATE") and terminating on the earlier of (i) the date Sublessor must assume or reject the Master Lease pursuant to an order under Section 365(d)(4) of the Bankruptcy Code or (ii) _______, 2002.

     3.02 SURRENDER OF THE LEASED PREMISES.

     At the termination of this Sublease, by lapse of time or otherwise, Sublessee shall deliver up the Leased Premises to Sublessor in as good condition as existed on the date of possession by Sublessee, ordinary wear and tear only excepted. Upon such termination of this Sublease, Sublessor shall have the right to re-enter and resume possession of the Leased Premises.

                                   ARTICLE IV
                                      RENT

     4.01 BASE RENTAL.

     As rent hereunder, Sublessee hereby agrees to pay to Sublessor the sum of $20,000.00 per month, commencing on the Commencement Date. The rent for the first month of this Sublease shall be prorated for the actual number of days remaining in such month and shall be paid by Sublessee to Sublessor upon execution of this Sublease. The rent for the last month of this Sublease shall be prorated for the actual number of days in such month that are within the Term of this Sublease.

     4.02 PAYMENT OF RENTALS AND OTHER EXPENSES.

     Each subsequent monthly installment of rent under this Sublease shall be payable by Sublessee on the first day of each month. Sublessor shall remain liable for all rent and other charges due to Master Lessor under the Master Lease. The only expense that Sublessee will have under this Sublease in addition to the payment of rent described in Section 4.01 above will be the payment of all charges for telephone service to the Leased Premises. All other utilities and services will continue to be provided to the Leased Premises at Sublessor's sole cost and expense. Sublessor shall also pay all other costs, expenses and additional rental that are payable to Master Lessor or others under the terms of the Master Lease. If Sublessor fails to pay the costs of utilities and other services to the Leased Premises or any additional rental or other costs and expenses that are payable under the Master Lease, and if Sublessee pays any such costs and expenses, Sublessee will be entitled to offset from the monthly installments of rent payable under this Sublease to Sublessor all such costs and expenses that are paid by Sublessee.

                                    ARTICLE V
                                 QUIET ENJOYMENT

     5.01 COVENANT OF QUIET ENJOYMENT.

     Provided Sublessee has performed all of the terms, covenants, agreements and conditions of this Sublease, including the payment of rental due hereunder, Sublessee shall peaceably and quietly hold and enjoy the Leased Premises against Sublessor and all persons claiming by, through or under Sublessor, for the term herein described, subject to the provisions and conditions of this Sublease and of the Master Lease.

                                   ARTICLE VI
                            ASSIGNMENT AND SUBLETTING

     6.01 ASSIGNMENT.

     Sublessee shall have the right to assign this Sublease or sublet the Leased Premises, subject only to the consent of the Master Lessor. No such assignment or subletting shall release Sublessee of its obligations under this sublease.

                                   ARTICLE VII
                                 INDEMNIFICATION

     7.01 SUBLESSEE INDEMNITY.

     Sublessee shall indemnify Sublessor for and hold Sublessor harmless from and against all costs, expenses (including reasonable attorneys' fees), fines, suits, claims, demands, liabilities and actions resulting from any breach, violation or nonperformance of any covenant or condition hereof or from the use or occupancy of the Leased Premises by Sublessee or Sublessee's employees, agents, contractors, licensees and invitees, that arise on or after the Commencement Date.

     7.02 SUBLESSOR INDEMNITY.

     Sublessor shall indemnify Sublessee for and hold Sublessee harmless from and against all costs, expenses (including reasonable attorney's fees), fines, suits, claims, demands, liabilities and actions resulting from any breach, violation or non-performance of any covenant or condition of the Master Lease by Sublessor arising either before or after the Commencement Date.

                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES

     8.01 DEFAULT BY SUBLESSEE: REMEDIES OF SUBLESSOR.

     In case of any breach hereof by Sublessee, in addition to all other rights of Sublessor hereunder or available to Sublessor at law or equity, Sublessor shall have all the rights against Sublessee as would be available to the Master Lessor against Sublessor under the Master Lease if such breach were by Sublessor thereunder. In the event Sublessee defaults in the performance of any of the terms and provisions hereof and Sublessor places the enforcement of this Sublease in the hands of an attorney, Sublessee agrees to reimburse Sublessor for all reasonable expenses incurred by Sublessor as a result thereof including, but not limited to, reasonable attorneys' fees.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.01 AMENDMENT.

     No amendment, modification or alteration of the terms hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

     9.02 HEADINGS; INTERPRETATION.

     Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Sublease. Whenever the context of this Sublease requires, words used in the singular shall be construed to include the plural and vice versa and pronouns of whatsoever gender shall be deemed to include and designate the masculine, feminine or neuter gender.

     9.03 COUNTERPARTS.

     For the convenience of the parties, any number of counterparts of this Sublease may be executed by one or more parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     9.04 NOTICES.

     All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by United States certified or registered mail, postage prepaid, return receipt requested, if to:

     Notice to Sublessor:

            Quality Stores, Inc.
            455 E. Ellis Road
            Muskegon, Michigan  49441
            Attn: Peter Fitzsimmons

            with copy to (which shall not constitute notice to Sublessor):

            Kirkland & Ellis
            153 East 53rd Street
            New York, New York  10022
            Attn: Matthew Cantor
                  Lisa Anastos

     Notice to Sublessee:

            Alamo Group (IA) Inc.
            1502 East Walnut
            Seguin, Texas  78155
            Attn: Ron A. Robinson

            with copy to (which shall not constitute notice to Sublessee):

            Oppenheimer, Blend, Harrison & Tate
            711 Navarro, 6th Floor
            San Antonio, Texas  78205
            Attn: Julie Perez

or to such other addresses as any party hereto may, from time to time, designate in writing delivered in a like manner.

     9.05 SUCCESSORS AND ASSIGNS.

     This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with the terms of this Sublease.

     9.06 TIME OF THE ESSENCE.

     Time is of the essence in the performance by Sublessee of its obligations hereunder.

     9.07 REMEDIES CUMULATIVE.

     All rights and remedies of Sublessor under this Sublease shall be cumulative and none shall exclude any other rights or remedies allowed by law.

     9.08 GOVERNING LAW.

     All questions concerning the construction, validity and interpretation of this Sublease shall be governed by and construed in accordance with the Bankruptcy Code and the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan. Seller and Buyer each hereto irrevocably and unconditionally consents to submit to the Bankruptcy Court for any litigation arising out of or relating to this Sublease and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in the Bankruptcy Court), waives any objection to the laying of venue of any such litigation therein, and agrees not to plead or claim that such litigation has been brought in an inconvenient forum.

     9.09 ENTIRE AGREEMENT.

     The terms and provisions of all Schedules and Exhibits described herein and attached hereto are hereby made a part hereof for all purposes. This Sublease constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect hereto are merged into and superseded by this Sublease.

     9.10 SEVERABILITY.

     If any term or provision of this Sublease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Sublease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Sublease shall be valid and shall be enforceable to the extent permitted by law.

     9.11 NO STRICT CONSTRUCTION.

     The language used in this Sublease shall be deemed to be the language chosen by the parties to this Sublease to express their mutual intent, and no rule of strict construction shall be applied against any of the parties.

     9.12 WAIVER.

     The failure by any party to seek redress for the breach, or to insist upon strict performance of any covenant, agreement, provision or condition of this Agreement, shall not constitute a waiver thereof, and such party shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a breach.

     IN WITNESS WHEREOF, the undersigned Sublessor and Sublessee have executed this Sublease effective as of the date hereof.

                                            "Sublessor"

                                            QUALITY STORES, INC.

                                            BY:
                                                  -----------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                       ------------------------

                                            "Sublessee"

                                            ALAMO GROUP (IA) INC.

                                            BY:
                                                  ------------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

DRAFT FOR DISCUSSION PURPOSES ONLY                                    EXHIBIT D

DATE:  FEBRUARY__, 2002

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER:


BENEFICIARY                                 APPLICANT
QUALITY STORES, INC.                        ALAMO GROUP (IA) INC.
455 E. ELLIS RD                             [ADDRESS]
MUSKEGON, MICHIGAN 49441
                                            AMOUNT
                                            $[AMOUNT IN FIGURE]
                                            [AMOUNT IN WORDS] U.S. DOLLARS
                                            EXPIRATION
                                            _________ AT OUR COUNTERS

WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. _____ WHICH IS AVAILABLE WITH BANK OF AMERICA, N.A. BY PAYMENT AGAINST PRESENTATION OF THE ORIGINAL OF THIS LETTER OF CREDIT AND YOUR DRAFTS AT SIGHT DRAWN ON BANK OF AMERICA, N.A., ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

     BENEFICIARY'S SIGNED STATEMENT CERTIFYING THAT ALAMO GROUP (IA) INC. IS IN DEFAULT OF THEIR PAYMENT OBLIGATIONS PURSUANT TO THAT CERTAIN SUBLEASE AGREEMENT DATED _____ BETWEEN ALAMO GROUP (IA) INC. AND QUALITY STORES, INC.

THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT WILL BE AUTOMATICALLY REDUCED ON THE REDUCTION DATE TO THE AVAILABLE AMOUNT AS PER THE FOLLOWING SCHEDULE:

         REDUCTION DATE                      AVAILABLE AMOUNT

         [10 BUSINESS DAYS AFTER             [L/C AMOUNT LESS $20,000.00
         A PAYMENT DUE DATE                  A MONTH]
         UNDER THE SUBLEASE
         AGREEMENT]*

WE HEREBY AGREE WITH THE BENEFICIARY THAT DOCUMENTS PRESENTED TO OUR OFFICE IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED AS SPECIFIED HEREIN.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998, ICC PUBLICATION NO. 590.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS LETTER OF CREDIT PLEASE CALL (213) 345-6630.

BANK OF AMERICA, N.A.

------------------------                    ---------------------------
AUTHORIZED OFFICER                                   AUTHORIZED OFFICER

*ALAMO GROUP IS TO PROVIDE US WITH THE SPECIFIC DATES AND AMOUNTS PRIOR TO ISSUANCE

                                                                    SIGNING COPY

                                                                       EXHIBIT E

                           INVENTORY ESCROW AGREEMENT

     THIS INVENTORY ESCROW AGREEMENT (this "AGREEMENT"), is made and entered into as of _______, 2002, by and among Quality Stores, Inc., a Delaware corporation ("SELLER"), Alamo Group (IA) Inc., a Nevada corporation ("BUYER") and Chicago Title Insurance Company, as escrow agent ("INVENTORY ESCROW AGENT").

     WHEREAS, Seller has filed for bankruptcy protection before the United States Bankruptcy Court for the Western District of Michigan (the "BANKRUPTCY COURT");

     WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated as of February __, 2002 by and between Seller and Buyer (the "ASSET PURCHASE AGREEMENT"), a copy of which is attached hereto as EXHIBIT A. Each capitalized term which is used but not otherwise defined in this Agreement shall have the meaning assigned to such term in the Asset Purchase Agreement;

     WHEREAS, the execution and delivery of this Agreement by Buyer and Inventory Escrow Agent is a condition to Seller's obligation to effect the Closing pursuant to the Asset Purchase Agreement; and

     WHEREAS, the execution and delivery of this Agreement by Seller and Inventory Escrow Agent is a condition to Buyer's obligation to effect the Closing pursuant to the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

     1. APPOINTMENT. Seller and Buyer hereby appoint Inventory Escrow Agent as their escrow agent for the purposes set forth herein, and Inventory Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

     2. INVENTORY ESCROW FUND. At the Closing, Buyer shall deliver to Inventory Escrow Agent $1,500,000 by wire transfer of immediately available funds pursuant to Section 2.7 of the Asset Purchase Agreement, to be held pursuant to this Agreement as security for the Inventory Adjustment, if any, to the Purchase Price, pursuant to the terms and conditions of Section 2.8 of the Asset Purchase Agreement. The funds held by Inventory Escrow Agent from time to time pursuant to this Agreement, together with all income and interest accrued thereon which has not been distributed pursuant to this Agreement, is referred to as the "Inventory Escrow Fund". Inventory Escrow Agent hereby agrees to hold the Inventory Escrow Fund in a separate and distinct account (the "INVENTORY ESCROW ACCOUNT") as a trust fund. The Inventory Escrow Fund shall not be subject to any lien, attachment, trustee process, or any other judicial process of any creditor of any party hereto, and shall be used solely for the purposes of and subject to the terms and conditions of this Agreement and the Asset Purchase Agreement.

     3. INVESTMENT OF INVENTORY ESCROW FUND. At the written direction of Seller, Inventory Escrow Agent shall invest the Inventory Escrow Fund in one or more of:
(a) direct obligations of the United States of America, (b) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (c) commercial paper rated of the highest quality by Moody's Investors Services, Inc. ("MOODY'S") or Standard & Poor's Corporation ("S&P"), (d) certificates of deposit or time deposits issued by commercial banks having at least $1 billion in assets, (e) federally tax-exempt municipal obligations bearing interest and rated AAA or better by Moody's or rated AA or better by S&P, and/or (f) money market funds authorized to invest in short-term securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements with respect to such securities (collectively, the "PERMITTED INVESTMENTS"). Inventory Escrow Agent is hereby authorized to execute the purchase and sale of Permitted Investments through the facilities of its own trading or capital markets operations. In the event that Inventory Escrow Agent does not receive investment instructions to invest funds held in the Inventory Escrow Account, Inventory Escrow Agent shall invest such funds in the One Group U.S. Government Securities Cash Management Money Market Fund, or a successor or similar fund, which invests in (i) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and/or (ii) repurchase agreements relating to such securities. Inventory Escrow Agent can liquidate any investment in order to comply with disbursement instructions without any liability for any resulting loss. Any loss incurred from an investment shall be borne by the Inventory Escrow Fund.

     4. INVENTORY ESCROW AGENT'S DISBURSEMENTS OF THE INVENTORY ESCROW ACCOUNT.

        (a) DISBURSEMENT TO BUYER. In the event of an Inventory Adjustment pursuant to Section 2.8 of the Asset Purchase Agreement, Inventory Escrow Agent shall disburse to Buyer an amount of the Inventory Escrow Fund equal to such Inventory Adjustment.

        (b) DISBURSEMENT TO SELLER. Subject to any and all disbursements made pursuant to Sections 4(a) above, Inventory Escrow Agent shall disburse to Seller the balance of the Inventory Escrow Fund.

        (c) METHOD OF DISBURSEMENT. Notwithstanding anything to the contrary contained herein, Inventory Escrow Agent shall only disburse amounts held in the Inventory Escrow Account (i) in accordance with the terms and conditions of this Agreement and the Asset Purchase Agreement, (ii) by wire transfer of immediately available funds and (iii) subject to Section 9 hereof, upon receipt of a written notice jointly executed by Buyer and Seller specifying the amount to be disbursed and the manner of disbursement.

     5. DUTIES AND LIABILITIES OF INVENTORY ESCROW AGENT. Inventory Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no other or further duties or responsibilities shall be implied. Inventory Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement.

Inventory Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Inventory Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. Inventory Escrow Agent shall have no duty to solicit any payments which may be due it hereunder. Inventory Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Inventory Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to Buyer or Seller. Inventory Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. Inventory Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that Inventory Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Agreement to the contrary notwithstanding, in no event shall Inventory Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Inventory Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     6. FEES. Buyer and Seller each agree to (i) pay Inventory Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in SCHEDULE 6 hereto, and (ii) pay or reimburse Inventory Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement, provided that Buyer and Seller shall each be obligated to only pay for one-half of any of the fees referred to above.

     7. INDEMNITY. Buyer and Seller shall jointly and severally indemnify, defend and save harmless Inventory Escrow Agent and its directors, officers, agents and employees (collectively, the "INDEMNITEES") from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) Inventory Escrow Agent's execution and performance of this Agreement, except in the case of any Indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such Indemnitee, or (ii) its following any instructions or other directions from Buyer or Seller, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing Indemnities shall survive the resignation or removal of Inventory Escrow Agent or the termination of this Agreement. The parties hereby grant Inventory Escrow Agent a lien on, right of set-off against and security interest in the Inventory Escrow Account for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

     8. TINS. Buyer and Seller each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in SCHEDULE 8 hereto. Upon execution of this Agreement, each party shall provide Inventory Escrow Agent with a fully executed W-8 or W-9 Internal Revenue Service form. All interest or other income earned under this Agreement shall be retained in Inventory Escrow Account and reinvested from time to time by Inventory Escrow Agent as provided in Section 3 of this Agreement. All income and earnings upon the Inventory Escrow Account shall be deemed for tax purposes to have accrued for the account of Seller and reported by the recipient to the Internal Revenue Service (where applicable) as having been so allocated and paid. Notwithstanding such written directions, Inventory Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the event that any earnings remain undistributed at the end of any calendar year, Inventory Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by Buyer and Seller. In addition, Inventory Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

     9. TERMINATION. This Agreement shall remain in effect unless and until (i) the Inventory Escrow Fund is distributed in full, or (ii) it is terminated in a written instrument executed by Seller and Buyer, in which event, termination shall take effect no later than twenty (20) days after notice to Inventory Escrow Agent of such termination.

     10. MERGER OR CONSOLIDATION. Any banking association or corporation into which Inventory Escrow Agent (or substantially all of its corporate trust business) may be merged, converted or with which Inventory Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Inventory Escrow Agent shall be a party, shall succeed to all Inventory Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     11. MISCELLANEOUS.

         (a) NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or mailed by certified or express mail, or by Federal Express or similar overnight courier service, with acknowledgement of receipt, postage or fees prepaid. Notices, demands and communications to Inventory Escrow Agent, Seller and Buyer shall, unless another address is specified in writing, be sent to the addresses indicated below:

              NOTICE TO INVENTORY ESCROW AGENT:

                       Chicago Title Insurance Company
                       171 N. Clark Street
                       Chicago, Illinois  60601
                       Attn: Angie Koetters

              NOTICE TO BUYER:

                       Alamo Group (IA) Inc.
                       1502 East Walnut
                       Seguin, Texas 78155
                       Attn: Ron A. Robinson

              WITH COPY TO (WHICH SHALL NOT CONSTITUTE NOTICE TO BUYER):

                       Oppenheimer, Blend, Harrison & Tate
                       711 Navarro, 6th Floor
                       San Antonio, Texas 78205
                       Attn: Julie Perez

              NOTICE TO SELLER:

                       Quality Stores, Inc.
                       455 E. Ellis Road
                       Muskegon, Michigan 49441
                       Attn: Peter Fitzsimmons

              WITH COPY TO (WHICH SHALL NOT CONSTITUTE NOTICE TO SELLER):

                       Kirkland & Ellis
                       153 East 53rd Street
                       New York, New York 10022
                       Attn: Matthew Cantor
                             Lisa Anastos

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing.

          (b) COUNTERPARTS. This Agreement may be executed in separate counterparts. It shall be fully executed when each Party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the parties.

          (c) DESCRIPTIVE HEADINGS. Paragraph and subparagraph headings are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          (d) SUCCESSORS AND ASSIGNS. Neither Party hereto shall assign or transfer any rights or obligations hereunder, except with the consent of the other Party.

          (e) ENTIRE AGREEMENT. This Agreement (including the Schedules and the other documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understanding, both written and oral, among Inventory Escrow Agent, Seller and Buyer, with respect to the subject matter hereof.

          (f) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with Title 11 of the Bankruptcy Code and the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan. Seller and Buyer each hereto irrevocably and unconditionally consents to submit to the Bankruptcy Court for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in the Bankruptcy Court), waives any objection to the laying of venue of any such litigation therein, and agrees not to plead or claim that such litigation has been brought in an inconvenient forum.

          (g) AMENDMENTS. This Agreement and any of terms herein may only be amended, changed or modified by a writing entered into between Seller and Buyer.

          (h) EXHIBITS AND SCHEDULES. All exhibits and schedules to this Agreement, as now existing and as modified hereafter, are incorporated in this Agreement by this reference.

          (i) SEVERABILITY. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all such provisions are declared to be severable.

          (j) NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any of the parties.

          (k) WAIVER. The failure by any party to seek redress for the breach, or to insist upon strict performance of any covenant, agreement, provision or condition of this Agreement, shall not constitute a waiver thereof, and such party shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a breach.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Inventory Escrow Agreement as of the date hereof.

                                        CHICAGO TITLE INSURANCE COMPANY

                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        QUALITY STORES, INC.

                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        ALAMO GROUP (IA) INC.

                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE 6

                           INVENTORY ESCROW AGENT FEES

     The Inventory Escrow Agent shall be paid a total amount of $300 as reasonable compensation for all of the services to be rendered in connection with this Agreement.

                               Schedule 6, Page 1

                                   SCHEDULE 8

                            TAX IDENTIFICATION NUMBER

                          Buyer:             88-0348885
                          Seller:            42-1425562

                               Schedule 8, Page 1

                                                                    SIGNING COPY

                                                                       EXHIBIT F

                           GOOD FAITH ESCROW AGREEMENT

     THIS GOOD FAITH ESCROW AGREEMENT (this "AGREEMENT"), is made and entered into as of February __, 2002, by and among Quality Stores, Inc., a Delaware corporation ("SELLER"), Alamo Group (IA) Inc., a Nevada corporation ("BUYER") and Chicago Title Insurance Company, as escrow agent ("GOOD FAITH ESCROW AGENT").

     WHEREAS, Seller has filed for bankruptcy protection before the United States Bankruptcy Court for the Western District of Michigan (the "BANKRUPTCY COURT");

     WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated as of February __, 2002 by and between Seller and Buyer (the "ASSET PURCHASE AGREEMENT"), a copy of which is attached hereto as Exhibit A. Each capitalized term which is used but not otherwise defined in this Agreement shall have the meaning assigned to such term in the Asset Purchase Agreement; and

     WHEREAS, this Agreement is entered into pursuant to the terms of the Asset Purchase Agreement. Seller and Buyer have made, given or received certain agreements, covenants, representations and warranties in the Asset Purchase Agreement and, as security for certain of Buyer's obligations under the Asset Purchase Agreement, Buyer has agreed to deposit and maintain $750,000 in an escrow account to be administered pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

     1. APPOINTMENT. Seller and Buyer hereby appoint Good Faith Escrow Agent as their escrow agent for the purposes set forth herein, and Good Faith Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

     2. GOOD FAITH ESCROW FUND. Pursuant to Section 2.11 of the Asset Purchase Agreement, Buyer shall deliver to Good Faith Escrow Agent, on the date hereof, $750,000 by wire transfer of immediately available funds, to be held pursuant to this Agreement as security for certain of Buyer's obligations under the Asset Purchase Agreement. The funds held by Good Faith Escrow Agent from time to time pursuant to this Agreement, together with all income and interest accrued thereon which has not been distributed pursuant to this Agreement, is referred to as the "GOOD FAITH ESCROW FUND." Good Faith Escrow Agent hereby agrees to hold the Good Faith Escrow Fund in a separate and distinct account (the "Good FAITH ESCROW ACCOUNT") as a trust fund. The Good Faith Escrow Fund shall not be subject to any lien, attachment, trustee process, or any other judicial process of any creditor of any party hereto, and shall be used solely for the purposes of and subject to the terms and conditions of this Agreement and the Asset Purchase Agreement.

     3. INVESTMENT OF GOOD FAITH ESCROW FUND. At the written direction of Seller, Good Faith Escrow Agent shall invest the Good Faith Escrow Fund in one or more of: (a) direct obligations of the United States of America, (b) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (c) commercial paper rated of the highest quality by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), (d) certificates of deposit or time deposits issued by commercial banks having at least $1 billion in assets, (e) federally tax-exempt municipal obligations bearing interest and rated AAA or better by Moody's or rated AA or better by S&P, and/or (f) money market funds authorized to invest in short-term securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements with respect to such securities (collectively, the "PERMITTED INVESTMENTS"). Good Faith Escrow Agent is hereby authorized to execute the purchase and sale of Permitted Investments through the facilities of its own trading or capital markets operations. In the event that Good Faith Escrow Agent does not receive investment instructions to invest funds held in the Good Faith Escrow Account, Good Faith Escrow Agent shall invest such funds in the One Group U.S. Government Securities Cash Management Money Market Fund, or a successor or similar fund, which invests in (i) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and/or (ii) repurchase agreements relating to such securities. Good Faith Escrow Agent can liquidate any investment in order to comply with disbursement instructions without any liability for any resulting loss. Any loss incurred from an investment shall be borne by the Good Faith Escrow Fund.

     4. GOOD FAITH ESCROW AGENT'S DISBURSEMENTS OF THE GOOD FAITH ESCROW
ACCOUNT.

        (a) DISBURSEMENT TO BUYER. In the event of a termination of the Asset Purchase Agreement pursuant to Article VIII thereof, Good Faith Escrow Agent shall disburse to Buyer the amount of the Good Faith Escrow Fund within one week of such termination in accordance with the written directions executed by Buyer, provided that Buyer and Seller immediately deliver joint written notice of such termination to Good Faith Escrow Agent. Such notice shall not unreasonably be withheld by either party.

        (b) DISBURSEMENT TO SELLER. At the Closing or in the event of a termination of the Asset Purchase Agreement not pursuant to Article VIII thereof, Good Faith Escrow Agent shall disburse the amount of the Good Faith Escrow Fund to Seller in accordance with the written directions executed by Seller, provided that Buyer and Seller immediately deliver joint written notice of the Closing or such termination to Good Faith Escrow Agent. Such notice shall not unreasonably be withheld by either party.

        (c) METHOD OF DISBURSEMENT. Notwithstanding anything to the contrary contained herein, Good Faith Escrow Agent shall only disburse amounts held in the Good Faith Escrow Account (i) in accordance with the terms and conditions of this Agreement and the Asset Purchase Agreement, (ii) by wire transfer of immediately available funds and (iii) subject to Section 9 hereof, upon receipt of a written notice executed by Buyer and Seller specifying the amount to be disbursed and the manner of disbursement.

     5. DUTIES AND LIABILITIES OF GOOD FAITH ESCROW AGENT. Good Faith Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no other or further duties or responsibilities shall be implied. Good Faith Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement. Good Faith Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Good Faith Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. Good Faith Escrow Agent shall have no duty to solicit any payments which may be due it hereunder. Good Faith Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Good Faith Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to Buyer or Seller. Good Faith Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. Good Faith Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that Good Faith Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Agreement to the contrary notwithstanding, in no event shall Good Faith Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Good Faith Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     6. FEES. Buyer and Seller each agree to (i) pay Good Faith Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 6 hereto, and (ii) pay or reimburse Good Faith Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement, provided that Buyer and Seller shall each be obligated to only pay for one-half of any of the fees referred to above.

     7. INDEMNITY. Buyer and Seller shall jointly and severally indemnify, defend and save harmless Good Faith Escrow Agent and its directors, officers, agents and employees (collectively, the "INDEMNITEES") from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) Good Faith Escrow Agent's execution and performance of this Agreement, except in the case of any Indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such Indemnitee, or (ii) its following any instructions or other directions from Buyer or Seller, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing Indemnities shall survive the resignation or removal of Good Faith Escrow Agent or the termination of this Agreement. The parties hereby grant Good Faith Escrow Agent a lien on, right of set-off against and security interest in the Good Faith Escrow Account for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

     8. TINS. Buyer and Seller each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 8 hereto. Upon execution of this Agreement, each party shall provide Good Faith Escrow Agent with a fully executed W-8 or W-9 Internal Revenue Service form. All interest or other income earned under this Agreement shall be retained in Good Faith Escrow Account and reinvested from time to time by Good Faith Escrow Agent as provided in Section 3 of this Agreement. All income and earnings upon the Good Faith Escrow Account shall be deemed for tax purposes to have accrued for the account of Seller and reported by the recipient to the Internal Revenue Service (where applicable) as having been so allocated and paid. Notwithstanding such written directions, Good Faith Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the event that any earnings remain undistributed at the end of any calendar year, Good Faith Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by Buyer and Seller. In addition, Good Faith Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

     9. TERMINATION. This Agreement shall remain in effect unless and until (i) the Good Faith Escrow Fund is distributed in full, or (ii) it is terminated in a written instrument executed by Seller and Buyer, in which event, termination shall take effect no later than twenty (20) days after notice to Good Faith Escrow Agent of such termination.

     10. MERGER OR CONSOLIDATION. Any banking association or corporation into which Good Faith Escrow Agent (or substantially all of its corporate trust business) may be merged, converted or with which Good Faith Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Good Faith Escrow Agent shall be a party, shall succeed to all Good Faith Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     11. MISCELLANEOUS.

        (a) NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or mailed by certified or express mail, or by Federal Express or similar overnight courier service, with acknowledgement of receipt, postage or fees prepaid. Notices, demands and communications to Good Faith Escrow Agent, Seller and Buyer shall, unless another address is specified in writing, be sent to the addresses indicated below:

                  NOTICE TO GOOD FAITH ESCROW AGENT:

                           Chicago Title Insurance Company
                           171 N. Clark Street
                           Chicago, Illinois  60601
                           Attn: Angie Kroetters

                  NOTICE TO BUYER:

                           Alamo Group (IA) Inc.
                           1502 East Walnut
                           Seguin, Texas 78155
                           Attn: Ron A. Robinson

                  WITH COPY TO (WHICH SHALL NOT CONSTITUTE NOTICE TO BUYER):

                           Oppenheimer, Blend, Harrison & Tate
                           711 Navarro, 6th Floor
                           San Antonio, Texas 78205
                           Attn: Julie Perez

                  NOTICE TO SELLER:

                           Quality Stores, Inc.
                           455 E. Ellis Road
                           Muskegon, Michigan 49441
                           Attn: Peter Fitzsimmons

                  WITH COPY TO (WHICH SHALL NOT CONSTITUTE NOTICE TO SELLER):

                           Kirkland & Ellis
                           153 East 53rd Street
                           New York, New York 10022
                           Attn: Matthew Cantor
                                 Lisa Anastos

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing.

          (b) COUNTERPARTS. This Agreement may be executed in separate counterparts. It shall be fully executed when each Party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the parties.

          (c) DESCRIPTIVE HEADINGS. Paragraph and subparagraph headings are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          (d) SUCCESSORS AND ASSIGNS. Neither Party hereto shall assign or transfer any rights or obligations hereunder, except with the consent of the other Party.

          (e) ENTIRE AGREEMENT. This Agreement (including the Schedules and the other documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understanding, both written and oral, among Good Faith Escrow Agent, Seller and Buyer, with respect to the subject matter hereof.

          (f) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with Title 11 of the Bankruptcy Code and the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan. Seller and Buyer each hereto irrevocably and unconditionally consents to submit to the Bankruptcy Court for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in the Bankruptcy Court), waives any objection to the laying of venue of any such litigation therein, and agrees not to plead or claim that such litigation has been brought in an inconvenient forum.

          (g) AMENDMENTS. This Agreement and any of terms herein may only be amended, changed or modified by a writing entered into between Seller and Buyer.

          (h) EXHIBITS AND SCHEDULES. All exhibits and schedules to this Agreement, as now existing and as modified hereafter, are incorporated in this Agreement by this reference.

          (i) SEVERABILITY. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all such provisions are declared to be severable.

          (j) NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any of the parties.

          (k) WAIVER. The failure by any party to seek redress for the breach, or to insist upon strict performance of any covenant, agreement, provision or condition of this Agreement, shall not constitute a waiver thereof, and such party shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a breach.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Good Faith Escrow Agreement as of the date hereof.

                                       CHICAGO TITLE INSURANCE COMPANY

                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                       QUALITY STORES, INC.

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       ALAMO GROUP (IA) INC.

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE 6

                          GOOD FAITH ESCROW AGENT FEES

     The Good Faith Escrow Agent shall be paid a total amount of $185 as reasonable compensation for all of the services to be rendered in connection with this Agreement.

                               Schedule 6, Page 1

                                   SCHEDULE 8

                            TAX IDENTIFICATION NUMBER

                        Buyer:               88-0348885
                        Seller:              42-1425562

                               Schedule 8, Page 1

                                                                    SIGNING COPY

                                                                       EXHIBIT G

                                  BILL OF SALE

     THIS BILL OF SALE (this "BILL OF SALE") is made and entered into as of __________, 2002, from Quality Stores Inc., a Delaware corporation ("SELLER"), to Alamo Group (IA) Inc., a Nevada corporation ("BUYER").

     WHEREAS, Seller has filed for bankruptcy protection before the United States Bankruptcy Court for the Western District of Michigan (the "BANKRUPTCY COURT");

     WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated as of February __, 2002 by and between Seller and Buyer (the "ASSET PURCHASE AGREEMENT"), a copy of which is attached hereto as Exhibit A. Each capitalized term which is used but not otherwise defined in this Bill of Sale shall have the meaning assigned to such term in the Asset Purchase Agreement; and

     WHEREAS, the execution and delivery of this Bill of Sale by Seller is a condition to Buyer's obligation to effect the Closing pursuant to the Asset Purchase Agreement;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Seller hereby sells, grants, transfers, contributes, assigns, and delivers to Buyer, all of its right, title and interest in and to all of the Purchased Assets.

          2. Notwithstanding anything contained in Section 1 to the contrary, Seller is not selling and Buyer is not purchasing any of the Excluded Assets, all of which shall be retained by Seller.

          3. Seller agrees and covenants that Seller will, whenever and as often as reasonably requested to do so by Buyer or its successors and assigns and without further consideration, execute, acknowledge and deliver such further instruments of sale, grant, transfer, contribution, assignment, conveyance, assumption and delivery and such consents, assurances, powers of attorney and other instruments and take such other actions as may reasonably be necessary in order to vest in Buyer all of Seller's right, title and interest in and to the Purchased Assets and to otherwise carry out the purpose and intent of this Bill of Sale.

          4. Notwithstanding any other provisions of this Bill of Sale to the contrary, nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions set forth in the Asset Purchase Agreement nor shall this Bill of Sale reduce, expand or enlarge any remedies under the Asset Purchase Agreement including without limitation any rights to indemnification specified therein. This Bill of Sale is intended only to effect the transfer of the Purchased Assets sold and purchased pursuant to the Asset Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Asset Purchase Agreement.

          5. MISCELLANEOUS.

     (a) NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Bill of Sale shall be in writing and shall be deemed to have been given when personally delivered or mailed by certified or express mail, or by Federal Express or similar overnight courier service, with acknowledgement of receipt, postage or fees prepaid. Notices, demands and communications to Seller and Buyer shall, unless another address is specified in writing, be sent to the addresses indicated below:

                 Notice to Buyer:

                          Alamo Group (IA) Inc.
                          1502 East Walnut
                          Seguin, Texas 78155
                          Attn: Ron A. Robinson

                 with copy to (which shall not constitute notice to Buyer):

                          Oppenheimer, Blend, Harrison & Tate
                          711 Navarro, 6th Floor
                          San Antonio, Texas 78205
                          Attn: Julie Perez

                 Notice to Seller:

                          Quality Stores, Inc.
                          455 E. Ellis Road
                          Muskegon, Michigan 49441
                          Attn: Peter Fitzsimmons

                 with copy to (which shall not constitute notice to Seller):

                          Kirkland & Ellis
                          153 East 53rd Street
                          New York, New York 10022
                          Attn: Matthew Cantor
                                Lisa Anastos

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing.

     (b) COUNTERPARTS. This Bill of Sale may be executed in separate counterparts. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the parties.

     (c) DESCRIPTIVE HEADINGS. Paragraph and subparagraph headings are included for convenience of reference only and shall not constitute a part of this Bill of Sale for any other purpose or be given any substantive effect.

     (d) SUCCESSORS AND ASSIGNS. Neither party hereto shall assign or transfer any rights or obligations hereunder, except with the consent of the other party.

     (e) ENTIRE AGREEMENT. This Bill of Sale (including the Exhibits and the other documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understanding, both written and oral, among Seller and Buyer, with respect to the subject matter hereof.

     (f) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Bill of Sale shall be governed by and construed in accordance with Title 11 of the Bankruptcy Code and the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan. Seller and Buyer each hereto irrevocably and unconditionally consents to submit to the Bankruptcy Court for any litigation arising out of or relating to this Bill of Sale and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in the Bankruptcy Court), waives any objection to the laying of venue of any such litigation therein, and agrees not to plead or claim that such litigation has been brought in an inconvenient forum.

     (g) AMENDMENTS. This Bill of Sale and any of terms herein may only be amended, changed or modified by a writing entered into between Seller and Buyer.

     (h) EXHIBITS AND SCHEDULES. All exhibits and schedules to this Bill of Sale, as now existing and as modified hereafter, are incorporated in this Bill of Sale by this reference.

     (i) SEVERABILITY. No provision of this Bill of Sale that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all such provisions are declared to be severable.

     (j) NO STRICT CONSTRUCTION. The language used in this Bill of Sale shall be deemed to be the language chosen by the parties to this Bill of Sale to express their mutual intent, and no rule of strict construction shall be applied against any of the parties.

     (k) WAIVER. The failure by any party to seek redress for the breach, or to insist upon strict performance of any covenant, agreement, provision or condition of this Bill of Sale, shall not constitute a waiver thereof, and such party shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a breach.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered as of the date hereof.

                           QUALITY STORES, INC.

                           By:
                                --------------------------------
                                Name:
                                Title:

                           ALAMO GROUP (IA) INC.

                           By:
                                --------------------------------
                                Name:
                                Title:

                                                                    SIGNING COPY

                                                                       EXHIBIT H

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT") is made and entered into as of __________, 2002 by and among Quality Stores, Inc., a Delaware corporation ("SELLER") and Alamo Group (IA) Inc., a Nevada corporation ("BUYER").

     WHEREAS, Seller has filed for bankruptcy protection before the United States Bankruptcy Court for the Western District of Michigan (the "BANKRUPTCY COURT");

     WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated as of February __, 2002 by and between Seller and Buyer (the "ASSET PURCHASE AGREEMENT"), a copy of which is attached hereto as EXHIBIT A. Each capitalized term which is used but not otherwise defined in this Agreement shall have the meaning assigned to such term in the Asset Purchase Agreement;

     WHEREAS, the execution and delivery of this Agreement by Buyer is a condition to Seller's obligation to effect the Closing pursuant to the Asset Purchase Agreement;

     WHEREAS, the execution and delivery of this Agreement by Seller is a condition to Buyer's obligation to effect the Closing pursuant to the Asset Purchase Agreement; and

     WHEREAS, at the same time as the execution of this Agreement, Seller has transferred to Buyer the Purchased Assets, and in connection with such transfer, Seller and Buyer desire that Seller assign its interest in the Valu-Bilt Agreements to Buyer, a list of the Valu-Bilt Agreements is attached hereto as EXHIBIT B, and that Buyer perform the obligations of Seller under the Valu-Bilt Agreements after the effective date of such assignment;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. ASSIGNMENT. Seller hereby assigns, to the extent assignable, to Buyer all of its rights and interests under the Valu-Bilt Agreements.

     2. ASSUMPTION. Buyer hereby assumes and agrees to perform all of the terms, covenants and conditions of the Valu-Bilt Agreements to be performed on the part of Buyer under the Valu-Bilt Agreements from and after the date of this Agreement.

     3. FURTHER ASSURANCES. In furtherance of the transfer of the Valu-Bilt Agreements, each party to this Agreement will take all such further actions, execute and deliver all such further documents and do all other acts and things as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

     4. MISCELLANEOUS.

     (a) NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or mailed by certified or express mail, or by Federal Express or similar overnight courier service, with acknowledgement of receipt, postage or fees prepaid. Notices, demands and communications to Seller and Buyer shall, unless another address is specified in writing, be sent to the addresses indicated below:

                  Notice to Buyer:

                           Alamo Group (IA) Inc.
                           1502 East Walnut
                           Seguin, Texas 78155
                           Attn: Ron A. Robinson

                  with copy to (which shall not constitute notice to Buyer):

                           Oppenheimer, Blend, Harrison & Tate
                           711 Navarro, 6th Floor
                           San Antonio, Texas 78205
                           Attn: Julie Perez

                  Notice to Seller:

                           Quality Stores, Inc.
                           455 E. Ellis Road
                           Muskegon, Michigan 49441
                           Attn: Peter Fitzsimmons

                  with copy to (which shall not constitute notice to Seller):

                           Kirkland & Ellis
                           153 East 53rd Street
                           New York, New York 10022
                           Attn: Matthew Cantor
                                 Lisa Anastos

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing.

     (b) COUNTERPARTS. This Agreement may be executed in separate counterparts. It shall be fully executed when each Party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the parties.

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

     (c) DESCRIPTIVE HEADINGS. Paragraph and subparagraph headings are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     (d) SUCCESSORS AND ASSIGNS. Neither Party hereto shall assign or transfer any rights or obligations hereunder, except with the consent of the other Party.

     (e) ENTIRE AGREEMENT. This Agreement (including the Exhibits and the other documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understanding, both written and oral, among Seller and Buyer, with respect to the subject matter hereof.

     (f) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with Title 11 of the Bankruptcy Code and the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan. Seller and Buyer each hereto irrevocably and unconditionally consents to submit to the Bankruptcy Court for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in the Bankruptcy Court), waives any objection to the laying of venue of any such litigation therein, and agrees not to plead or claim that such litigation has been brought in an inconvenient forum.

     (g) AMENDMENTS. This Agreement and any of terms herein may only be amended, changed or modified by a writing entered into between Seller and Buyer.

     (h) EXHIBITS AND SCHEDULES. All exhibits and schedules to this Agreement, as now existing and as modified hereafter, are incorporated in this Agreement by this reference.

     (i) SEVERABILITY. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all such provisions are declared to be severable.

     (j) NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any of the parties.

     (k) WAIVER. The failure by any party to seek redress for the breach, or to insist upon strict performance of any covenant, agreement, provision or condition of this Agreement, shall not constitute a waiver thereof, and such party shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a breach.

                                     * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date hereof.

                           QUALITY STORES, INC.

                           By:
                                --------------------------------
                                Name:
                                Title:

                           ALAMO GROUP (IA) INC.

                           By:
                                --------------------------------
                                Name:
                                Title:

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